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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event repo                    January 10, 2000


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                         0-21736                  84-1158484
--------------------------------   -----------------------      ---------------
(State or other jurisdiction of    (Commission File Number)     I.R.S. Employer
incorporation or organization)                               Identification No.)



240 Main Street
Post Office Box 21
Black Hawk, Colorado                                                 80422
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:          (303) 582-1117
                                                             --------------



                                    No Change
       ------------------------------------------------------------------
       Former name or former address if changed since date of last filing


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Item 5.           Other Events.


         The registrant entered into an Asset Purchase Agreement ("Agreement") on January 7, 2000 under which it intends to purchase the assets and operating business of a gaming casino and motel located in Reno, Nevada known as the "Gold Dust West." The purchase price is $26.5 million.

         Gold Dust West is a casino/motel which is located a few blocks to the west of Reno's downtown gaming district. The casino has been successful in catering to the "locals" market for the past 22 years. The land portion covers approximately 4.6 acres. The casino has about 17,500 square feet of gaming space, which currently accommodates 478 slot machines, and at this time, offers no table games. Gold Dust West also offers the Wildwood Restaurant, a 6,600 square foot dining area, and 106 motel rooms.

         Closing can take place after the registrant secures Nevada gaming approvals and certain other conditions to closing are met. It is expected to take several months to obtain gaming approval. Another condition to closing requires Gold Dust West to have achieved at least $5,100,000 of EBITDA for the trailing 12-month period ending 30 days prior to the closing date. Other conditions include satisfactory completion of the due diligence process and acceptable environmental reports and title surveys on the property. The property is included within the Central Downtown Gaming District corridor and can be improved for high rise gaming use.



Item 7.      Financial Statements and Exhibits.


(a)          Financial Statements        None

(b)          Exhibits                    Asset Purchase Agreement dated January
                                         7, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BLACK HAWK GAMING & DEVELOPMENT
                                               COMPANY, INC.



                                               By:  /s/ Stephen R. Roark
                                                    ----------------------
                                                    Stephen R. Roark, President

Date:  January 15, 2000

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                                  EXHIBIT INDEX


EXHIBIT
  NO.                             DESCRIPTION
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
(b)              Asset Purchase Agreement dated January 7, 2000